Exhibit 99.1

Investor Presentation

July 2020

NASDAQ: PAYS

© 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Important Notices 2 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. Forward - Looking Statements and Use of Non - GAAP Financial Information This presentation may include "forward - looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about the Company’s business plans, results of operations, the impact of Covid - 19, returns on equity, expected gross margins, markets, or otherwise makes statements about future events, such statements are forward - looking. Such forward - looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although the Company believes that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in our 2019 Form 10 - K. Forward - looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward - looking statements except as may be required by law. This presentation also includes adjusted EBITDA, a non - GAAP financial measure, that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly - titled measures presented by other companies.

T o p i c s 3 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. • Company Overview • Investment Highlights • Company Milestones • Growth Strategy & Markets • Technology Platform • Competitive Advantages • Business Drivers • Investment by the Numbers • Financial Highlights • Leadership and Directors

Paysign ® : A Reliable Payments Partner Paysign provides innovative payment products intended to reward consumers, clients or productive employees, delivers patient affordability solutions to the pharmaceutical industry, and offers a mobile - first digital banking solution to businesses and their consumers. Paysign is dedicated to creating payment solutions designed to help our clients lower their administrative costs, streamline operations, and drive revenue 4 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Company Overview • Incorporated in 2001 and headquartered in Henderson, Nevada. • Experienced and trusted prepaid debit card payment solutions provider and an integrated payment processor with millions of prepaid debit cards. • We design and develop custom prepaid and debit card payment solutions, both physical and digital, for the healthcare, pharmaceutical, corporate incentive, retail, hospitality, and other industries. • As a full - service partner, we manage programs for many of the world’s largest pharmaceutical manufacturers and corporations, offering card payment solutions designed to maximize customer acquisition, retention, and loyalty. • Our customizable solutions offer significant cost savings while improving brand recognition and customer loyalty. Financial Snapshot Stock Price (6/30/20) $9.71 52 Week Range $3.63 – $18.67 Market Cap $477.4M Shares Outstanding 49.4M TTM Revenue $38.0M Cash $9.4M/ $54.8M Debt $0 $10 . 4 5 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. $15 . 2 $34.7 $23.4 $35 $30 $25 $20 $15 $10 $5 $0 201 6 201 7 201 8 2019 M illi on s REVENUE $40

Investment Highlights Revenue Growth Fast growing, high margin, profitable business with predictable recurring revenues. Technology Leading proprietary cloud - based payments platform Financials Strong cashflow and no debit. Leadership Highly accomplished and experienced management team and board. Products & Solution Large market opportunity in Corporate Incentive, Consumer Incentives and digital bank account with high barriers to entry. Service & Delivery Superior client retention and service quality 6 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Company Milestones

2001
- Company Founded as 3PEA Technologies, Inc.

2006
- Company begins operating as 3PEA International, Inc.

2007
- First Pharmaceutical Client

2011
- First Plasma Client

2017
- 1.5+ Million Cardholders
- $409 Million Load on Cards

2018
- May - Formation of Experienced Board of Directors
- Aug - Listed on NASDAQ
- 2.2+ Million Cardholders
- $621 Million Loaded on Cards

2019
- Renamed company to Paysign, Inc. and PAYS ticker
- Launched Paysign Premier Digital Bank Account
- 3.0+ Million Cardholders
- $882 Million Loaded on Cards

2020
- Launched Patient Affordability Product Line

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© 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.
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Growth Strategy GROW • Protect & Grow Core Plasma Business • Partner with Pharma industry by providing Co - Pay Assistance Programs, Buy and Bill Programs and Pharmaceutical Rebates DIVERSIFY • New Products o Paysign Premier o Paysign Rewards o Paysign Busines s • New Industry Segments • New Geographies BUILD • New Payment Capabilities and Product Features • Acquire New Business Lines DELIVER • Deliver Operational Excellence • Make Data Driven Decisions with Comprehensive Data Analytics Capabilities Driving Profitable Growth 8 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

2023 U.S. Open - Loop Prepaid Market Forecast $84.3B (20.9%) Government Benefits (Social Security, TANF, State Unemployment, Court Ordered P a y m e n ts ) $15.2B (3.8%) Insurance Claims $38.6B (9.6%) Payroll & Benefits $402.9B Loaded on Open Loop Prepaid Cards 2023 (f) 1 CAGR 2%, 2019 - 2023 $38.1B (9.5%) Gift $4.6B (1.1%) Other Consumer (Travel & Remittance) $97.2B (24.1%) He a l t h c a re F S A / H SA $10.6B (2.6%) Employee & Partner Incentives CAGR 4%, 2018 - 2023 $18.1B (4.5%) Consumer Incentives & Rebates CAGR 6%, 2018 - 2023 $0.6B (0.2%) Corporate Expense CAGR 4%, 2018 - 2023 Market Segments Where We Operate $93.8B (23.3%) Financial Services (GPR) CAGR - 2%, 2018 - 2023 1 16 th Annual U.S. Open - Loop Prepaid Cards Market Forecasts, 2019 - 2023, Mercator Advisory Group, Inc., October 2019 Paysign Produ ct s Paysign Premier Digital Bank Account 9 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. Total Prepaid Market $1.72B (0.4%) Campus Paysign Business Prepaid Paysign Reward Plasma Card Pharma Co - pay Card Paysign Reward

Providing Donor Compensation Solutions since 2011 Paysign processed over 17M Donor Compensation Payments in 2019 US Plasma Centers 855 Total US Plasma Center Locations 1 Paysign Share 35% 32 . 6M 35 . 5M 38 . 3M 42 . 4M 48 . 7M 53 . 5M 4 . 3M 7 . 8M 10 . 6M 15 . 1M 17 . 7M - 1 0 3 0 2 0 4 0 5 0 6 0 20 1 8 20 1 9 M illi on s U.S. Plasma Collections by Year 2 0.3M 20 1 4 20 1 5 20 1 6 Ma r k et 20 1 7 Paysign 1 https:// www.donatingplasma.org/donation/find - a - donor - center 2 Plasma Protein Therapeutics Association, Total Collection in U.S. https:// www.pptaglobal.org/images/Data/Plasma_Collection/Total_Yearly_Collections_2008 - 2019.pdf 10 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. We delivered card programs to our first Plasma industry client in 2011. This client remains Paysign’s largest client to - date. The company now has over 12 Plasma clients and operates in over 290 card program centers.

Patient Affordability Solutions Helping Patients Offset their Out - of - Pocket Rx Costs 1 IQVIA Institute for Human Data Science, “Medicines Use and Spending in the U.S.: A Review of 2018 and Outlook to 2023 (May 2019) $6 . 0 11 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. $8 . 0 $10 . 0 $11 . 0 $13 . 0 $0 $2 $4 $6 $8 $10 $12 $14 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 B illi on s OOP COSTS OFFSET BY COUPONS 1 $13B As out - of - pocket costs have risen, coupons for commercially - insured patients have reach on all - time high in 2018. 19% Percent of commercially - insured patients on branded medications that used coupons to reduce their out - of - pocket costs in 2018 Paysign’s Patient Affordability Solutions help pharmaceutical brands deploy coupon programs that are used by commercially - insured patients to offset their out - of - pocket costs. • Co - Pay Solutions – Pharmacy - based solution which acts as a voucher funding the full cost of a drug or as a secondary payor, paying all or part of a patients OOP responsibility. • Medical Benefit Solutions – Works like our Co - pay programs but utilize the medical billing and payment systems of hospitals, doctor’s offices and providers. • Buy & Bill Solutions – For certain therapies, providers choose to stock and dispense the product in - office . Once a patient is registered for the program we will deliver a physical or digital open - loop prepaid card to the treatment location to assist in the payment of the therapy . • Centralized Billing Solutions – This suite of services enable brands to address affordability concerns beyond the cost of the drug and assist in getting patients to the therapy covering travel, lodging and per diem costs.

A Full-Service Provider


paysign
$ 1,753.00
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POS PURCHASE AT THE CHICKEN SHACK
Deposit From Paysign-Payroll

Cardholder Portals & Mobile Apps	Self-Service Partner Portal	Client API-Based Solutions	24/7/365 In-House, Bilingual Customer Care	Fraud and Chargeback Management

Program Management Services

Full-service, end-to-end, card-based solutions as both a processor and program manager—from initial program design to ongoing post-launch client support

Core Technology

Paysign proprietary card management and authorization platform with a system availability of 99.999%. Supports fully customized physical or digital cards and accounts

Support Services

Card Networks	Identity Services	Card Operations	Banking Services	Compliance
Visa Mastercard Discover Pulse	Lexis Nexus Idology Envestnet | Yodlee	MT&L Perfect Plastics	Sunrise Banks Patriot Bank	Level 1 PCI-DSS SSAE18/SOC 1 Type II Bank Audits

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© 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.
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Competitive Advantages End - to - End Solutions Processor AND Program Manager 13 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. Customized Innovative and client - tailored payment solutions Superior Service 100% in - house and bilingual customer service Expedient and Nimble Rapidly deploy programs and changes Extended Services Offer a suite of value - added services Processor OR Program Manager Customization costs and time to implement can be cost prohibitive Multiple parties can lead to multiple call touches Lacking integration; slower and more expensive to implement Limited value - added services P AY S I G N COMPETITORS

Business Drivers $288 . 5 $408 . 3 $620 . 8 $882 . 3 $500 $400 $300 $200 $100 $0 $700 $600 $1,000 $900 $800 2016 2017 2018 2019 M illi on s FUNDS LOADED ON CARDS $882M 2019 Total Funds Loaded on Cards 143% CAGR 2016 - 2019 1 . 6 2 . 5 3 . 5 4 . 4 $5 $5 $4 $4 $3 $3 $2 $2 $1 $1 $0 20 1 6 20 1 7 20 1 8 20 1 9 M illi on s CU MM U L AT I V E CARDS ISSUED 4.4M 1 . 2 14 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. 1 . 8 2 . 5 3 . 2 $1 $1 $0 $2 $2 $3 $3 $4 20 1 6 20 1 7 20 1 8 20 1 9 M illi on s CU MM U L AT I V E CARDHOLDERS 3.2M

DEBT $0 2019 REVENUE $34 . 7M 2019 ADJUSTED EBITDA $10 . 2M Investment by the Numbers $10,416,672 $15,234,091 $23,031,823 $26,994,929 $7,372,990 Pharma, $366,442 Other, $25,410 Other, $298,734 2016 2017 2018 P l a s m a P h a r m a O t h e r REVENUE BY INDUSTRY 2019 2018 - 2019 YoY Growth with expansion into Pharma GROWTH & D IVE R SI F IC AT I ON 48% 2019 TOTAL ASSETS $53.5M TOTAL REVENUE $34 . 7M $23.4M $15.2M $10 . 4M Cardholder Fees Interchange Program Management Fees Other Fees 15 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. REVENUE DRIVERS

Financial Highlights $10. 4 $15. 2 $23. 4 $35 $30 $25 $20 $15 $10 $5 $0 $40 $34.7 201 6 201 7 201 8 2019 M illi on s REVENUE 49.3% CAGR 2016 - 2019 $1. 4 $1. 8 $2. 6 $3 $2 $1 $0 $8 $7.5 $7 $6 $5 $4 201 6 201 7 201 8 2019 M illi on s NET INCOME 74.6% CAGR 2016 - 2019 $2. 1 $3. 0 $4. 9 $10. 1 $4 $2 $0 $6 $12 $10 $8 201 6 201 7 201 8 2019 M illi on s $11. 6 $17. 2 $31. 7 $45. 6 $0 $10 $20 $30 $40 $50 201 6 201 7 201 8 2019 M illi on s $13. 9 $20. 4 $36. 2 $53. 5 $20 $10 $0 $60 $50 $40 $30 2016 2017 2018 2019 M illi on s $2. 7 $4. 8 $8. 9 $19. 3 $0 $5 $10 $15 $20 $25 2016 2017 2018 2019 M illi on s ADJ EBITDA 68.2% CAGR 2016 - 2019 CASH 57.6% CAGR 2016 - 2019 TOTAL ASSETS 56.9% CAGR 2016 - 2019 ST O C KHOLD E R ’S EQUITY 92.7% CAGR 2016 - 2019 43 . 6% 16 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. 52 . 0% 48 . 7% 55 . 5% 20.4% 19.4% 20.9% 20% 0% 40% 29.2% 100% 80% 60% 2016 2017 2018 2019 2019 GROSS MARGIN 55.5% 2019 ADJ EBITDA % 29.2%

Financial Highlights Income Statement Summary Revenue and Reconciliation of Net Income to Adjusted EBITDA 17 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Leadership Team Mark Newcomer has been the face, voice, and backbone of Paysign since 2006. For nearly 20 years, Newcomer has also served as chairman and CEO of 3PEA Technologies, Inc. (a subsidiary of Paysign Inc.), the payment solutions company he co - founded in 2001 with Dan Spence. He attended Cal - Poly San Luis Obispo where he majored in Bioscience. Mark Newcomer Co - Founder, Vice Chairman, President & CEO Mark Attinger joined Paysign in 2018, bringing 30 years of leadership, finance, and operations experience to the organization. He began his career at American Express, spending 12 years in various positions in finance, performance and quality management, and operations. Attinger then held positions as VP of operations at NextCard, COO at Prudential, and CEO of Affina, a business process outsourcer. More recently, Attinger served as both CEO and CFO of the start - up Zxerex. Attinger earned a bachelor's degree in Finance, a minor in Accounting and an MBA from Brigham Young University. Mark Attinger CFO and Treasurer Joan joined Paysign in 2017 and was appointed to the Board of Directors just a year later. 18 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. She has nearly 30 years experience in payments, holding various management positions in operations, product development, sales, and marketing on both the issuing and acquiring sides of the card business. Most recently she served as the SVP in the payments division of Sunrise Banks. She is a member of the board of directors of the Innovative Payments Association (IPA) and currently serves as treasurer. She received her undergraduate and graduate degrees from Webster University. Joan Herman Director and COO

Leadership Team Matt Lanford joined Paysign in 2019. He has 30+ years of experience in the payments industry. Prior to joining, he was the SVP/GM of the financial services division of InComm. Matt was with Mastercard for over 10 years in a variety of roles including investor relations, the Global Prepaid Product & Solutions Group, and as the Prepaid Product Lead for Europe based in London. Earlier in his career, he worked for Citigroup in the U.S. and internationally with Euronet Worldwide, Inc., He has a Bachelor of Science in Computer Science from the University of Arkansas at Little Rock. Matt Lanford Chief Product Officer Before joining Paysign in 2018, Robert served as deputy general counsel and vice president for Republic Bank & Trust Company. He specializes in prepaid card issuance and non - traditional banking, which includes small - dollar consumer lending, commercial lending, payments, and tax - related financial products. He received his bachelor's degree from the University of Kentucky, and his J.D. from DePaul University College of Law. Robert Strobo General Counsel, CLO and Secretary Dan Spence has served in senior IT roles for over 30 years, with more than a decade of experience in payments processing. Prior to co - founding 3PEA Technologies, Inc. (a subsidiary of Paysign, Inc.) with business partner Mark Newcomer, Spence served as the director of technology planning at The Associated Press, the world's largest news - gathering organization. He is responsible for the design and architecture of the Paysign payments platform. He’s also designed and developed EFTPOS terminals, Secure Key Injection systems, EFT processing systems, card management systems, and web services for the company Daniel Spence Co - Founder, Director and EVP, Enterprise Architect 19 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Leadership Team Al is an influential relationship - builder with a widespread network of contacts. A veteran of the biopharmaceutical services industry, he boasts more than 25 years of success and achievement in accelerating revenue growth, increasing profitability, and expanding market footprint for his clients. Al‘s leadership experience includes military service as a logistician and detachment commander, along with positions in manufacturing, quality, marketing, and sales. He's consulted on the successful launch of a variety of products manufactured by leading pharma companies, including Alcon, Allergan, Eli Lilly, Novartis, Mylan, and Pfizer. Al Negrón EVP, Channel Strategy & Sales Growth Eric Trudeau joined Paysign in 2018. Prior, he was with Global Cash Card, Inc., Sunrise Banks, and Meta Payment Systems. Eric is responsible for leading the internal processes for promoting and ensuring the company's compliance with laws, regulations, and company policies and oversees the company’s compliance risk management function. He has over 20 years of experience working in the card industry, focusing on prepaid and credit products. He has an undergraduate degree from South Dakota State University and is a certified member of the Association of Certified Anti - Money - Laundering Specialists (CAMS) Eric Trudeau Chief Compliance Officer David Hooker joined Paysign in 2020 . He brings more than 30 years experience as a technology professional across a variety of industries . Throughout his career he has built and lead high performing IT teams and delivered complex software products to customers . Most recently, David was with Cisco Systems and led teams delivering their cloud infrastructure. Previously he was a co - founder of Ganart Technologies, a payments company, where he built and led the engineering team and created an end - to - end financial transaction processing platform, infrastructure, and services. David has also held positions at American Airlines, Sabre, Fedex Kinkos, and other innovative high - tech companies. As an avid technologist, he leads programming meet - up groups, and is referenced and quoted in the world’s leading textbook in software engineering . David Hooker Chief Technology Officer 20 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.

Independent Directors 21 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark. Dan Henry Chairman of the Board, Compensation Committee Chair • Current CEO and President of Green Dot Corporation. • Former CEO of NetSpend (2008 - 2013). Grew annual revenue from $129M to $351M, with over 2.4 million cardholder accounts. NetSpend acquired by Total System Services: (NYSE: TSS) for $1.4B • Co - founder, Former President and Chief Operations Officer and Director at Euronet Worldwide (NASDAQ: EEFT). A leader in secure electronic financial transaction processing. Current market cap: $5.4B Quinn Williams Director, Nominating Committee Chair • 30+ years of legal experience focusing on mergers and acquisitions, public and private securities offerings, and venture capital transaction • Serves as corporate counsel for numerous public/private companies and was formerly general counsel and board member of Swensen’s Inc. • Mr. Williams is a shareholder with Greenberg Traurig LLP and admitted to the Bar in New York and Arizona Bruce A. Mina Director, Audit Committee Chair • 30+ years of experience as a Certified Public accountant • Founder and Managing member of Mina Llano Higgins Group, LLP • Former CFO of Coal Brick Oven Pizzeria, Inc. • Currently CFO for Academy of Aviation in Long Island, NY Dennis Triplett Director • 35+ years in the banking industry including serving as the President and CEO of two banks in the Midwest • Former CEO of Healthcare Services at UMB Bank, N.A a leading provider of healthcare payment solutions including health savings account (HSAs), health care spending accounts and payments technology

Contact Us Office: (702) 453 - 2221 Direct: (702) 749 - 7269 2615 St Rose Parkway Henderson, NV 89052 United States Jim McCroy Investor Relations ir@paysign.com 22 © 2020 Paysign, Inc. All rights reserved. Paysign® is a registered trademark.